                                  Exhibit 10.1

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HEADLANDS MORTGAGE          SERVICING CERTIFICATE
==========================================================================================================
Revolving Home     LIBOR:                       5.65625%      Current Collection Period: 7-1-98 thru7-31-98
Equity Loan
Asset-Backed       Margin:                      0.20000%      S&S Agreement Date:             3/1/98
Certificates
Series 1998-1      Class A  Certificate Rate:   5.85625%      Original Closing Date:         3/25/98

                   Class S  Certificate Rate:   1.25000%      Distribution Date:             8/17/98

                   Interest Period 7/15/98                    Record Date:                   8/16/98
                   thru 8/16/98:                   33

                   Weighted Average Loan Rate:  10.81700%     Pool Factor:                 99.2346910%

                   Weighted Average Net Loan                  Investor Floating             97.99963%
                   Rate:                        10.13950%     Allocation %:IFAP
                                                              Investor Fixed Allocation     98.00000%
                                                              %:

                   Maximum Rate:                10.13950%     Beginning Transferor
                                                              Interest                       2.00000%

                   Servicing Fee Rate:          0.50000%      Spread Account Maximum 3%:   5,864,838.60

                   Premium Fee Rate:            0.17000%      Required
                                                              Overcollaterialization
                                                              Amt:                         1,466,209.65

                   Trustee Fee                  0.00750%      Certificateholders
                                                              Subordinated Amt             3,910,620.04

==========================================================================================================
BALANCES
         Beginning Pool Balance                                                            195,494,596.35
         Beginning Invested Amount                                                         191,584,000.00
         Beginning Certificateholders Subordinated Principal Balance                         5,221,172.95
         Beginning Class A Certificate Balance -- CUSIP                                    190,273,447.09
         Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                  190,273,447.09
         Overcollateralization Amount                                                        1,466,209.65
         Overcollateralization Loan Amount                                                           0.00

         Ending Pool Balance                                                               189,715,779.93
         Ending Invested Amount                                                            191,584,000.00
         Ending Certificateholders Subordinated Principal Balance                            5,376,829.69
         Certificateholders Subordinated Balance  (TSA)                                      3,910,620.04
         Ending Class A Certificate Balance -- CUSIP                                       190,117,790.35
         Ending Class S Certificate Balance (Notional Amount) -- CUSIP                     190,117,790.35


         Additional Balances                                                                 3,736,642.75

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                           0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                        0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous
         Distributions)                                                                                 0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous
         Distributions)                                                                              0.00
         Number of all Subsequent Mortgage Loans (Current Date)                                       215
         Subsequent Mortgage Loan Asset Balance (Current Date)                               5,763,213.38
         Cumulative Number of all Subsequent Mortgage Loans                                          1340
         Cumulative Subsequent Mortgage Loan Asset Balance                                  49,192,497.88

         Beginning Loan Count                                                                       5,336
         Ending Loan Count                                                                          5,207

COLLECTION AMOUNTS

   1     Aggregate of All Mortgage Collections (Gross)                                      11,233,398.40
   2     Total Mortgage Interest Collections (Gross)                                         1,717,939.23
         Servicing Fees (current collection period)                                             81,456.08
         Deferred Interest Transfer  (DI)                                                            0.00
      3a      Mortgage Principal Collections                                                 9,515,459.17
      3b      Insurance Proceeds                                                                     0.00
      3c      Net Liquidation Proceeds                                                               0.00
   3     Total Mortgage Principal Collections                                                9,515,459.17
         Aggregate of Transfer Deposits                                                              0.00
         Investor Loss Amount                                                                        0.00
         Aggregate Investor Loss Reduction Amount                                                    0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION

         Investor Interest Collections (Gross+DI -Service Fee)*IFAP                          1,603,747.40
         Investor Principal Collections (zero available until end of funding
          period)                                                                                    0.00
         Transferor Interest Collections                                                        32,735.75
         Transferor Principal Collections                                                            0.00

DISTRIBUTION AMOUNTS

         Class A Certificate Interest 5.01 (i)                                               1,021,431.47
         Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                       0.00
         Class S Certificate Interest 5.01 (ii)                                                218,021.66
         Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                     0.00
         Investor Loss Amount  5.01(iii)                                                             0.00
         Previous Investor Loss Amount 5.01(iv)                                                      0.00
         Monthly Insurance Premium 5.01(v)                                                      29,650.95
         Credit Enhancer Reimbursement 5.01(vi)                                                      0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                   155,656.74
         Spread Account Deposit 5.01(viii)                                                           0.00
         Trustee Fee 5.01 (ix)                                                                   1,221.84
         Payment to Servicer per Section 7.03 5.01 (x)                                               0.00
         Deferred Interest 5.01 (xi)                                                                 0.00
         Remaining Amount to Transferor 5.01 (xii)                                             177,764.74
         Total Certificate Distribution Allocable to Interest                                1,603,747.39

         Maximum Principal Payment                                                           9,325,149.99
         Alternative Principal Payment                                                       5,778,816.42
         Guaranteed Principal Distribution Amount (afterTSA= zero)                                   0.00
         Scheduled Principal Collection Payment  ( Lesser of Max Prin and Alter Prin)                0.00
         Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                  0.00
         Total Certificate Distribution Allocable to Principal                                       0.00

         Transferor Interest Collections                                                         32,735.75
         Transferor Interest Collections 5.01 (xii)                                             177,764.74
         Transferor Principal Collections                                                             0.00
         Transferor Distribution Amount                                                         210,500.49

              LOSSES/RETRANSFERS
         Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)              0.00
         Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)              0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                   0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                 0.00

         DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)

         Total Class A Certificate Distribution Amount Allocable to Interest                     5.3315072
         Total Class S Certificate Distribution Amount Allocable to Interest                     1.1379951
         Unpaid Certificate Interest Shortfall Included in Current Distribution                  0.0000000
         Unpaid Certificate Interest Shortfall Remaining after Current
           Distribution (Carryover)                                                              0.0000000
         Total Class A Certificate Distribution Amount Allocable to Principal                    0.8124725
         Scheduled Principal Collections Payment                                                 0.0000000
         Accelerated Principal Distribution Amount                                               0.8124725

         Reimbursed Investor Loss Reduction Amounts Included in Current Distribution             0.0000000
         Investor Loss Reduction Amounts after Current Distribution (carryover)                  0.0000000

         Total Amount Distributed to Class A Certificateholder                                   6.1439797
         Total Amount Distributed to Class S Certificateholder                                   1.1379951
         Total Amount Distributed to Certificateholders                                          7.2819748

         Credit Enhancement Draw Amount                                                               0.00

          DELINQUENCIES/FORECLOSURES
         Number of Mortgages 30 to 59 Days Delinquent                                                   64
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                   2,091,510.09
         Number of Mortgages 60 to 89 Days Delinquent                                                    7
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                     181,278.71
         Number of Mortgages 90 to 179 or more Days Delinquent                                           1
         Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent            113,539.64
         Number of Mortgages 180 or more Days Delinquent                                                 0
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                        0.00
         Number of Mortgage Loans in Foreclosure                                                         4
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                          174,748.28

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                    0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                        0.00

==========================================================================================================
         Prior Month Ending Balance after Purchase of Subsequent Loans:                             23.69
         Current Funding Accout Deposits:                                                    5,778,816.42
         Withdrawal for Subsequent Loan Purchase:                                          (5,763,213.38)
         Funding Account Ending Balance:                                                        15,626.73
         Funding Account Earnings:                                                             315,711.30


         Beginning Spread Account Principal Balance: (total cash available to Ambac)           488,736.55
         Spread Account  Deposit (this distribution):                                                0.00
         Spread Account Withdrawl (this distribution):                                               0.00
         Ending Spread Account Principal Balance: (total cash available to Ambac)
                                                                                               488,736.55

         Total Spread Account:                                                               5,865,566.24
         Net Excess Spead:                                                                         1.464%

         Capitalized Interest Account Activity:                                                      0.00
         Capitalized Interest Account Ending Balance:                                                0.00


         OFFICER'S CERTIFICATE

         All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         --------------------------------------------------
         A Servicing Officer    Debora M. Toso

=====================================================================================================================
HEADLANDS MORTGAGE              Statement to Noteholders
=====================================================================================================================
Revolving Home Equity Loan  LIBOR:                          5.65625%       Current Collection     7-1-98 thru 7-31-98
                                                                           Period:
Asset-Backed Certificates   Margin:                         0.20000%       P&S Agreement Date:           3/1/98
Series 1998-1               Class A  Certificate Rate:      5.85625%       Original Closing Date:        3/25/98

                            Class S  Certificate Rate:      1.25000%       Distribution Date:            8/17/98
                            Interest Period 7/15/98 thru          33       Record Date:                  8/16/98
                            8/16/98:

                            Weighted Average Loan Rate:     10.81700%      Investor Floating            97.99963%
                                                                           Allocation %:
                            Weighted Average Net Loan       10.13950%      Investor Fixed               98.00000%
                            Rate:                                          Allocation %:
                            Maximum Rate:                   10.13950%      Pool Factor:                99.2346910%
=====================================================================================================================

BALANCES
       Beginning Pool Balance                                                                         195,494,596.35
       Beginning Invested Amount                                                                      191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                             190,273,447.09
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           190,273,447.09

       Ending Pool Balance                                                                            189,715,779.93
       Ending Invested Amount                                                                         191,584,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                               190,117,790.35
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              190,117,790.35

       Additional Balances                                                                              3,736,642.75

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    215
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            5,763,213.38
       Cumulative Number of all Subsequent Mortgage Loans                                                       1340
       Cumulative Subsequent Mortgage Loan Asset Balance                                               49,192,497.88

       Beginning Loan Count                                                                                    5,336
       Ending Loan Count                                                                                       5,207

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount                                                   1,395,109.87

       Class A Note Interest                                                                            1,021,431.47

       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00
       Previous Investor Loss Amount                                                                            0.00

       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)          155,656.74
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                           1,177,088.21

       Class S Note Interest                                                                              218,021.66
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             218,021.66

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        5.3315072
       Total Class S Note Distribution Amount Allocable to Interest                                        1.1379951
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       0.8124725
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           0.8124725

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      6.1439797
       Total Amount Distributed to Class S Noteholder                                                      1.1379951
       Total Amount Distributed to Noteholders                                                             7.2819748

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 79,280.60

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               64
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               2,097,510.09
       Number of Mortgages 61 to 90 Days Delinquent                                                                7
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 181,278.71
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       1
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        113,539.64
       Number of Mortgages 181 or more Days Delinquent                                                             0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00

       Number of Mortgage Loans in Foreclosure                                                                     4
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      174,748.28

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next
       Distribution                      LIBOR    5.64063%                                                  5.84063%

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       Spread Account Balance:                                                                            488,736.55
       Spread Account Transfer to Collection Account:                                                           0.00